UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Filed by a Party other than the Registrant: ☐

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Under Rule 14a-12

Peoples Bancorp, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☑ No fee required.

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Explanatory Note

Peoples Bancorp, Inc. (the “Company”) files this Amendment No. 1 to the definitive proxy statement on Schedule 14A for the 2012 annual meeting of stockholders to be held on May 23, 2012 for the purpose of correcting a typographical error in the form of proxy that was attached thereto as Appendix C. At the annual meeting, pursuant to Proposal 3, stockholders of record as of March 1, 2012 will be asked to ratify the appointment of Rowles & Company, LLP as the Company’s independent registered public accounting firm for fiscal year 2012. The form of proxy erroneously referenced that the appointment was for fiscal year 2011. A revised form of proxy is filed herewith.

B-1

APPENDIX C

Form of Proxy

PEOPLES BANCORP, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Peoples Bancorp, Inc. (the “Company”) hereby appoints Alexander P. Rasin, III, Elizabeth A. Strong and Thomas G. Stevenson, or any of them, the lawful attorneys and proxies of the undersigned with full power of substitution to vote, as designated below, all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders called to convene on Wednesday, May 23, 2012 at Kent Center, Inc., 215 Scheeler Road, Chestertown, Maryland at 12:30 p.m. local time, and at any and all adjournments and postponements thereof for the purposes identified on this proxy and with discretionary authority as to any other matters that may properly come before the Annual Meeting, including substitute nominees if any of the named director nominees should be unavailable to serve for election in accordance with and as described in the Notice of Annual Meeting of Stockholders and Proxy Statement.

1.	ELECTION OF DIRECTOR NOMINEES (terms expire in 2013):

E. Jean Anthony	Robert W. Clark, Jr.	LaMonte E. Cooke	Gary B. Fellows
Herman E. Hill, Jr.	Patricia Joan Ozman Horsey	P. Patrick McClary	Alexander P. Rasin, III
Stefan R. Skipp	Thomas G. Stevenson	Elizabeth A. Strong	William G. Wheatley

☐ FOR ALL NOMINEES	☐ FOR ALL EXCEPT	☐ WITHHOLD AUTHORITY
(See instruction below)

INSTRUCTION: A withheld vote will count as a vote against a nominee. To withhold authority to vote for any individual nominee, mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list above.

The Board of Directors recommends a vote “FOR ALL NOMINEES” in Proposal 1.

2.	APPROVAL OF AMENDMENT TO THE COMPANY’S BY-LAWS TO CLARIFY ARTICLE III RELATING TO DUTIES OF CERTAIN OFFICERS

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” approval in Proposal 2.

3.	RATIFICATION OF APPOINTMENT OF ROWLES & COMPANY, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2012:

☐ FOR	☐ AGAINST	☐ ABSTAIN

The Board of Directors recommends a vote “FOR” ratification in Proposal 3.

4.	IN THE DISCRETION OF THE PROXY HOLDERS AS TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Shares represented by all properly executed proxies will be voted in accordance with instructions appearing on the proxy. In the absence of specific instructions, proxies will be voted FOR ALL NOMINEES with respect to Proposal 1, FOR with respect to Proposal 2, FOR with respect to Proposal 3, and in the discretion of the proxy holders as to any other matters that properly come before the meeting.

Please sign and date on the reverse side.

If you plan to attend the luncheon meeting, please designate the number that will attend [____].

Dated________________________, 2012	________________________________________
Signature

________________________________________
Signature

Please sign as name(s) appear(s) on stock certificate. If jointly held, all owners must sign. Executors, administrators, trustees or persons signing in such capacity should so indicate.

Important Notice Regarding the Availability of Proxy Materials

For the Stockholder Meeting to be Held on May 23, 2012:

The Proxy Statement to which this proxy relates and Peoples Bancorp, Inc.’s Annual Report to Stockholders (including its Annual Report on Form 10-K) are available at http://materials.proxyvote.com/70978T.